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                                                               EXHIBIT 10.03.02


                               FIRST AMENDMENT TO
                              EMPLOYMENT CONTRACT


This First Amendment to Employment Contract is entered into this 22nd day of April, 1996, between SALEM COMMUNICATIONS CORPORATION, a California corporation ("Company"), and ERIC HALVORSON ("Employee").


                                  WITNESSETH:

     WHEREAS, Company and Employee entered into a contract for the employment of Employee by Company on November 7, 1991 (the "Agreement"); and

     WHEREAS, the parties desire to amend the Agreement.

     NOW THEREFORE, for valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

     1. Article II of the Agreement is hereby amended to provide that the term of Employee's employment by the Company shall, subject to early termination as provided therein, continue through December 31, 1998.

     2. Section 3.1 of the Agreement is hereby amended to provide that the annual base salary of Employee shall be as follows:

                       Calendar year 1996....   $255,000
                       Calendar year 1997....   $270,000
                       Calendar year 1998....   $285,000


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     3.   Except as specifically amended herein, all terms and conditions of the
          Agreement shall remain in full force and effect.

Executed as of the date first above written.

SALEM COMMUNICATIONS CORPORATION

By: /s/ Edward G. Atsinger III
    --------------------------
    Edward G. Atsinger III, President

    /s/ Eric Halvorson
    --------------------------
    Eric Halvorson

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